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EXHIBIT 10.15.3

                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT

         This Second Amendment to Credit Agreement (this "AMENDMENT"), dated as of July 29, 2005, is by and among EASYLINK SERVICES CORPORATION, a Delaware corporation (the "PARENT"), the subsidiaries of Parent identified on the signature pages hereto (collectively, with the Parent, the "BORROWERS" and individually, a "BORROWER") and WELLS FARGO FOOTHILL, INC., a California corporation (together with its successors and assigns, the "LENDER").

                                 R E C I T A L S

         A. The Borrowers and the Lender are parties to that certain Credit Agreement dated as of December 9, 2004 (as amended, the "ORIGINAL CREDIT AGREEMENT").

         B. The parties hereto desire to amend certain of the terms and provisions of the Original Credit Agreement (as the Original Credit Agreement is amended by this Amendment, and as the Original Credit Agreement may be further amended, modified or restated from time, collectively the "CREDIT AGREEMENT") as provided herein.

         NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:

            1. Definitions. Terms capitalized herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

            2. Amendment to Original Credit Agreement. Subject to the terms and conditions contained herein, the parties hereto hereby amend the Original Credit Agreement as follows:

               (a) The definition of "Permitted Investments" contained in
            Schedule 1.1 of the Original Credit Agreement is hereby amended by
            (i) deleting the term "and" immediately before clause "(h)" and replacing such term with "," and (ii) inserting a new clause (i) to read as follows: "and (i) that certain Investment made by the Parent in connection with the Agreement and Plan of Merger dated as of July __, 2005, by and among the Parent, Quickstream Software, Inc., the principal stockholders of Quickstream Software, Inc., and Q Acquisition Corp. in the aggregate amount not to exceed (A) $310,000 in cash and (B) shares of common stock of the Parent.

            3. Conditions Precedent. The amendment contained in Section 2 above is subject to, and contingent upon, the prior or contemporaneous satisfaction of each of the following conditions precedent, each in form and substance satisfactory to the Lender:

               (a) The Borrowers and the Lender shall have executed and
            delivered to each other this Amendment;
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               (b) Easylink Services USA, Inc. shall have executed and delivered in favor of Lender that certain Amendment No. 1 to Pledge Agreement of even date herewith and delivered the original stock certificate and Assignment Separate from Certificate contemplated thereby;

               (c) Quickstream Software, Inc. shall have executed and delivered in favor of Lender that certain Joinder No. 1 to Intercompany Subordination Agreement of even date herewith;

               (d) The Parent shall have delivered to the Lender all material documents in connection with the Agreement and Plan of Merger dated as of July __, 2005, by and among the Parent, Quickstream Software, Inc., the principal stockholders of Quickstream Software, Inc., and Q Acquisition Corp.;

               (e) The Borrowers shall have satisfied any other conditions of the Lender required in connection with this Amendment; and

               (f) The Borrowers shall have paid to the Lender a fully-earned non-refundable amendment fee in the amount of $15,000.

            4. Reference to and Effect on the Credit Agreement. Except as expressly provided herein, the Credit Agreement and all of the Loan Documents shall remain unmodified and continue in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of: (a) any right, power or remedy of the Lender under the Credit Agreement or any of the Loan Documents, or (b) any Default or Event of Default under the Credit Agreement or any of the Loan Documents.

            5. Representations and Warranties of the Borrowers. Each of the Borrowers hereby represents and warrants to the Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that on and as of the date hereof and after giving effect to this Amendment:

               (a) As to each Borrower, the execution, delivery, and performance by such Borrower of this Amendment have been duly authorized by all necessary action on the part of such Borrower.

               (b) As to each Borrower, the execution, delivery, and performance by such Borrower of this Amendment does not and will not (i) violate any provision of federal, state, or local law or regulation applicable to any Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower,
            (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower, other than Permitted Liens, or (iv) require any approval of any Borrower's interest holders or any approval or consent of any Person under any material contractual obligation of any Borrower, other than consents or approvals that have been obtained and that are still in force and effect.

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               (c) As to each Borrower, this Amendment and all other documents contemplated hereby, when executed and delivered by such Borrower will be the legally valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

               (d) The representations and warranties of each of the Borrowers set forth in the Credit Agreement and in the Loan Documents to which it is a party are true, correct and complete on and as of the date hereof; provided, that the references to the Credit Agreement therein shall be deemed to include the Credit Agreement as amended by this Amendment.

               (e) Each of the Borrowers acknowledges that the Lender is
            specifically relying upon the representations, warranties and agreements contained in this Amendment and that such representations, warranties and agreements constitute a material inducement to the Lender in entering into this Amendment.

            6. Release by the Borrowers. In further consideration of the Lender's execution of this Amendment, each of the Borrowers hereby waives any defense, right of set-off or claim against Lender and any of its affiliates, directors, officers, employees, agents and representatives existing as of the date hereof with respect to the Credit Agreement and the Loan Documents and each of the Borrowers hereby forever remises, releases, acquits, satisfies and forever discharges the Lender and each of its successors, assigns, affiliates, officers, employees, directors, agents and attorneys (collectively, the "RELEASEES") from any and all claims, demands, liabilities, disputes, damages, suits, controversies, penalties, fees, losses, costs, expenses, reasonable attorneys' fees, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent, that any Borrower ever had, now has, or may have against or seek from any or all of the Releasees that arise from or relate to any actions that any or all of the Releasees may have taken or omitted to take prior to the date this Amendment was executed (or otherwise), including, without limitation, with respect to the Obligations, any Collateral, the Credit Agreement and any of the Loan Documents, other than for the Lender's gross negligence or willful misconduct.

            7. Reference to Credit Agreement; No Waiver.

            7.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. The term "Loan Documents" as defined in Schedule 1.1 of the Credit Agreement shall include (in addition to the Loan Documents described in the Credit Agreement) this Amendment and any other agreements, instruments or other documents executed in connection herewith.


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            7.2 The Lender's failure, at any time or times hereafter, to require strict performance by the Borrowers of any provision or term of the Credit Agreement, this Amendment or the other Loan Documents shall not waive, affect or diminish any right of the Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Lender of a breach of this Amendment or any Event of Default under the Credit Agreement shall not, except as expressly set forth herein, suspend, waive or affect any other breach of this Amendment or any Event of Default under the Credit Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of any Borrower contained in this Amendment, shall be deemed to have been suspended or waived by the Lender unless such suspension or waiver is: (i) in writing and signed by the Lender and (ii) delivered to the Borrower. In no event shall the Lender's execution and delivery of this Amendment establish a course of dealing among the Lender, the Borrowers, or any other obligor or in any other way obligate the Lender to hereafter provide any amendments or waivers with respect to the Credit Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed: (A) to be a consent to a modification, amendment or waiver of any other term or condition of the Credit Agreement or of any other Loan Documents, or (B) to prejudice any right or remedy that the Lender may now have under or in connection with the Credit Agreement or any of the other Loan Documents.

            8. Successors and Assigns; Amendment. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no Borrower may assign this Amendment or any of its respective rights hereunder without the Lender's prior written consent. Any prohibited assignment of this Amendment shall be absolutely null and void. This Amendment may only be amended or modified by a writing signed by the Lender and the Borrowers.

            9. Severability; Construction. Wherever possible, each provision of this Amendment shall be interpreted in such a manner so as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision or provisions shall be ineffective only to the extent of such provision and invalidity, without invalidating the remainder of this Amendment. Neither this Amendment nor any uncertainty or ambiguity herein shall be construed or resolved against Lender, whether under any rule of construction or otherwise. On the contrary, this Amendment has been reviewed by all parties hereto and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

            10. Counterparts; Facsimile. This Amendment may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.


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            11. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

                (a) THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY BORROWER COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH BORROWERS COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER AND THE LENDERS WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11(b).

                (c) BORROWERS AND THE LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWERS AND THE LENDER REPRESENT THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.





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         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                           EASYLINK SERVICES CORPORATION,
                           a Delaware corporation

                           By:      /s/Michael A. Doyle
                                    -------------------
                           Title:   Vice President and Chief Financial Officer

                           SWIFT TELECOMMUNICATIONS, INC.,
                           a Delaware corporation

                           By:      /s/Michael A. Doyle
                                    -------------------
                           Title:   Vice President and Chief Financial Officer

                           EASYLINK SERVICES INTERNATIONAL, INC.,
                           a Delaware corporation

                           By:      /s/Michael A. Doyle
                                    -------------------
                           Title:   Vice President and Chief Financial Officer

                           EASYLINK SERVICES USA, INC.,
                           a Delaware corporation

                           By:      /s/Michael A. Doyle
                                    -------------------
                           Title:   Vice President and Chief Financial Officer


                           WELLS FARGO FOOTHILL, INC.,
                           a California corporation


                           By:      /s/Ronald R. Cote
                                    -----------------
                           Title:   V.P.